EXHIBIT 10.2

                      SECURITY AND SUBORDINATION AGREEMENT

          THIS SECURITY AGREEMENT (the "Agreement") is dated effective as of January 3, 2005, between DIGITAL FUSION, INC., a Delaware corporation (the "Debtor"), MICHAEL W. WICKS (the "Secured Party"), and FIRST COMMERCIAL BANK OF HUNTSVILLE ("FCB").

                                    ARTICLE 1
                                   BACKGROUND

          The Secured Party has agreed to make a loan to the Debtor as evidenced by a Convertible Promissory Note in the principal amount of $2,700,000, dated as of January 3, 2005 (the "Note").

          The Debtor has agreed to grant the Secured Party a security interest in property currently owned or later acquired by the Debtor to secure the prompt payment and performance of all liabilities, obligations, and indebtedness of the Debtor under the Note.

          The parties further acknowledge that the Debtor has entered into a lending transaction with FCB and has granted a security interest, in part, to all Accounts of the Debtor, which shall include the Accounts which are proceeds of the consulting contracts contained herein.

          The parties acknowledge that, unless and until an event of default shall have occurred hereunder, FCB shall have a first priority security interest on such Accounts regardless of whether they are proceeds of the consulting contracts of the customers, and the Secured Party hereby subordinates its security interest granted herein to FCB and Accounts, as more particularly set out herein.

                                    ARTICLE 2
                                     TERMS

          In consideration of the foregoing, the Secured Party and the Debtor agree as follows:

          Section 2.1 Grant of Security Interest. To secure the due and punctual payment of the obligations under the Note and all extensions or renewals of the Note, including without limitation all costs and expenses (including reasonable attorneys' fees) incurred in collecting amounts due, the Debtor does hereby grant, bargain sell and convey to the Secured Party a security interest in all consulting contracts ("Consulting Contracts") between Summit Research Corporation ("Summit") and the customers listed on Exhibit "A" ("Customers"), whether such contracts are currently in effect or subsequently entered into between either Summit and such customers or Debtor and such Customers (all such Consulting Contracts are hereinafter collectively referred to as the "Collateral"), together with all proceeds (including insurance, contract and tort claims) and products of all of the foregoing Collateral.

          Section 2.2     Subordination of Grant of Security Interest.

                  (a) As a material inducement to FCB to lend money to Debtor and to secure the due and punctual payment of the obligations due to FCB, Secured Party agrees that, except as





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provided herein, so long as Debtor's indebtedness to FCB remains outstanding,
Secured Party's interest in Accounts (if any) as this term is defined herein shall be subordinate to that of FCB's security interest in such Accounts. Further, except as specifically provided herein, Secured Party agrees that so long as Debtor's indebtedness to FCB remains outstanding, Secured Party will not take any legal action for the collection of any part of Debtor's Accounts. Except as set forth in paragraph (b) of this Section 2.2, the Secured Party agrees that in the event it receives any payment relating to the Collateral it will hold the same in trust for and immediately pay over to FCB any such amounts.

         (b) Notwithstanding anything to the contrary contained herein, upon the occurrence of any event of default hereunder or under the Note, Secured Party shall notify FCB in writing of such default, and FCB shall have a period of thirty (30) days from the date of receipt of such notice within which, at its option, to completely cure such default by Debtor. Upon receipt by FCB of written notice of the occurrence of an event of default under the Note and in the event FCB elects not to cure such default as provided herein, FCB agrees that it will immediately upon expiration of such thirty (30) day period take all action necessary to release of record its prior security interest in the Collateral. Secured Party agrees that, in the event FCB elects not to cure any event of default, any monies it receives resulting from the Collateral and related to any work performed thereunder prior to the date two (2) business days after FCB receives written notice that an event of default has occurred (the "Notification Date") under the Note shall be held for the benefit of FCB and shall be immediately paid over to FCB. Likewise, FCB agrees that any monies it receives resulting from the Collateral and related to any work performed thereunder after the Notification Date shall be held for the benefit of Secured Party and shall be immediately paid over to Secured Party Secured Party agrees that in the event an election is made and contracts are reassigned to him, that he will assist, through commercially reasonable efforts, in the collection of accounts receivable which have been properly pledged to FCB, including, but not limited to, providing follow-up service which would be required under said contracts in order to allow said amounts to be collected and paid to FCB; however, that nothing contained herein shall operate to make Secured Party a guarantor of FCB's ability to recover any such payments.

         (c) All "Accounts" (as defined by the Alabama version of the Uniform Commercial Code), includes accounts whether now owned or hereafter acquired by Debtor and whether now existing or hereafter arising, and all proceeds of the foregoing, whether cash or non-cash.

          Section 2.3 Representations and Warranties. The Debtor represents and warrants as follows:

         (a) The execution, delivery and performance of this Agreement are within the Debtor's corporate powers, have been duly authorized, are not in contravention of law or the terms of the Debtor's charter or bylaws, or any indenture, agreement, or undertaking to which the Debtor is a party or by which it is bound.

         (b) On demand, the Debtor will execute and deliver to the Secured Party such financing statements and other papers, and do all acts, as in the reasonable judgment of the


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 Secured Party may be necessary or appropriate to establish and maintain a valid and prior security interest in the Collateral.

         (c) The Debtor will pay when due all taxes and assessments and will discharge any liens on or affecting the Collateral or its use. If the Debtor fails so to do, the Secured Party may at its option pay or discharge the same, unless the Debtor is contesting such taxes, assessments, or liens, and the Debtor will reimburse the Secured Party on demand for any such payment, and if payment is delayed then with interest, which shall begin to accrue beginning five business days after the date of demand at the highest rate allowable by law.

         (d) No Adverse Liens. Except for any security interest specifically set forth on an addendum attached hereto, and except for the security interest granted hereby, the Debtor is or (with respect to Collateral not presently owned by Debtor will be) the lawful owner of all Collateral free from any adverse lien, security interest, or encumbrance, and shall have full right to pledge, sell, assign, or transfer the same to Secured Party. Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

         (e) Financing Statements. No financing statement covering any Collateral or any proceeds thereof is on file in any public office, except for financing statements specifically set forth on an addendum attached hereto, if any, and except for the financing statements executed by Debtor and Secured Party. At the Secured Party's request, the Debtor will join with Secured Party in executing one or more financing statements pursuant to the Code in form satisfactory to the Secured Party, and will pay the cost of filing the same in all public offices wherever filing is deemed by the Secured Party to be necessary or desirable. The Debtor authorizes the Secured Party to prepare and to file financing statements covering the Collateral signed only by the Secured Party and to sign the Debtor's signature to such financing statements in jurisdictions where Debtor's signature is required. The Debtor promises to pay the Secured Party the fees incurred in filing the financing statements, including but not limited to mortgage recording taxes payable in connection with filings on fixtures, which fees shall become part of the Liabilities secured by this Agreement.

         (f) Inspection of Collateral and Records. The Secured Party may examine and inspect the Collateral and records and documents related to the Collateral at any time, wherever located.

         (g) Assignment or Sale. Debtor, its agents, servants, or employees will not sell, assign, or offer to sell or assign or otherwise transfer the Collateral, either in whole or in part, or any interest therein without the written consent of the Secured Party.

          Section 2.4 Default. The Debtor will be in default on the occurrence of any of the following events or conditions (hereafter called an "Event of Default"):

         (a) Any default by the Debtor under the Note;

         (b) The failure of Debtor to perform any of the agreements of the Debtor contained in this Agreement within thirty (30) days of the date of receipt by Debtor of written notice of such failure;



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         (c) The filing of any petition under the Bankruptcy Code, or any similar federal or state statute, by or against the Debtor, which action shall not have been discharged within 60 days after filed;

         (d) The filing of an application for the appointment of a receiver for, the making of a general assignment for the benefit of creditors by, or the insolvency of the Debtor, which filing is not discharged within 60 days after the date filed; or

         (e) The taking of possession of any substantial part of the property of the Debtor at the instance of any governmental authority.

         Section 2.5 Remedies on Default. On occurrence of an Event of Default, the Secured Party may, at any time after the Event of Default, declare all or any of the obligations under the Note immediately due and payable. The Secured Party will have, in addition to all its other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code. In exercising its remedies, the Secured Party shall comply with all applicable requirements of the Uniform Commercial Code, including the exercise of commercial reasonableness in connection with any disposition of the Collateral. The remedies of the Secured Party under this Agreement are cumulative, and the exercise of any one or more of them shall not constitute a general election of remedies. Notwithstanding the foregoing, in the event the gross revenue generated by the Collateral for the twelve (12) month period prior to the date of any Event of Default is less than $8,000,000, then the Secured Party's sole remedy for a default under the Note, including the collection of any principal and interest due thereunder, but excluding any fees, costs or expenses incurred in collecting such amounts, shall be the foreclosure upon the Collateral. In the event the gross revenue generated by the Collateral over such period exceeds $8,000,000, then, in addition to any other remedies available to him, Secured Party shall also have a claim directly against the Debtor for payment of any and all amounts due under the Note or hereunder.

         Section 2.6 Waiver. No act, delay, omission, or course of dealing between the Secured Party and the Debtor shall be a waiver of any of the Secured Party's rights or remedies under this Agreement, and no waiver, change, modification, or discharge in whole or in part of this Agreement or of any obligation will be effective unless in a writing signed by the Secured Party. A waiver by the Secured Party of any rights or remedies under the terms of this Agreement or with respect to any obligation on any occasion will not be a bar to the exercise of any right or remedy on any subsequent occasion. All rights and remedies of the Secured Party hereunder are cumulative and may be exercised singly or concurrently, and the exercise of any one or more of them will not be a waiver of any other.

         Section 2.7 Power of Attorney. The Debtor appoints the Secured Party as its attorney, with power to execute such documents on the Debtor's behalf and to supply any omitted information and correct patent errors in any documents executed by the Debtor or on the Debtor's behalf; to file financing statements against the Debtor covering the Collateral; to sign the Debtor's name on public records or on any assignment or transfer document necessary in order to transfer ownership of or title to the Collateral to Secured Party; and to do all other things the Secured Party deems necessary, appropriate or convenient, in his sole discretion, to carry out this Agreement. The Debtor ratifies and approves all acts of the attorney and neither the Secured


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Party nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power being coupled with an interest, is irrevocable so long as any amount under the Note remains unpaid. Notwithstanding the foregoing, the Secured Party will not exercise any rights contemplated by this paragraph unless an Event of Default has occurred and the Debtor otherwise fails (following the request of the Secured Party) to execute any such documents, supply any such information, correct any such errors, sign the Debtor's name on any such financing statements or do such other things as the Secured Party may deem necessary to carry out this Agreement.

         Section 2.8 Assignment of Note. If at any time or times by sale, assignment, negotiation, pledge, or otherwise, Secured Party transfers any or all of the Note, such transfer shall, unless otherwise specified in writing, carry with it Secured Party's rights and remedies under this Agreement with respect to such Note transferred, and the transferee shall become vested with such rights and remedies whether or not they are specifically referred to in the transfer; provided, however, Secured Parties assignment of any of the Note to Steven L. Thornton shall not include any of Secured Party's rights and remedies under this Agreement. If and to the extent Secured Party retains any of the Note, Secured Party shall continue to have the rights and remedies herein set forth with respect thereto.

         Section 2.9 Notice. All notices, requests, demands, claims and other communications under this Agreement shall be in writing, and sent (a) by registered or certified mail, return receipt requested, postage prepaid, or (b) by nationally recognized overnight courier, to the intended recipient as set forth below:




If to the Secured Party:               Copy to:

Michael W. Wicks 106                   Balch & Bingham LLP 655 Gallatin
Sharpsburg Drive Madison,              Street Huntsville, Alabama 35801
Alabama 35758                          Attn: George A. Smith, II


If to the Debtor:                      Copy to:

Digital Fusion, Inc.                   Holland & Knight LLP
4940-A Corporate Drive                 P.O. Box 1288
Huntsville, Alabama 35805              Tampa, Florida 33601-1288
Phone: (973)227-7783                   Phone:(813)227-8500
Attn: __________________               Attn: Richard B. Hadlow, Esq.

If to FCB:                             Copy to:

First Commercial Bank of Huntsville    Stuart M. Maples, Esq. Johnston, Moore,
P.O. Box 040002 Huntsville,            Maples & Thompson 400 Meridian St., Suite
Alabama 35804 Attn: Andy Kattos        301 Huntsville, Alabama 35801



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         Section 2.10 Termination. This Agreement and the security interest of the Secured Party under it shall terminate when the Note is paid in full.

         Section 2.11 Binding Effect; Assignment. This Agreement shall be binding on, and shall inure to the benefit of the parties and their heirs, successors, assigns, and legal or personal representatives but shall not be assigned by either party without the prior written consent of the other party.

         Section 2.12 Modification. This Agreement cannot be modified or amended except by a written agreement signed by or on behalf of each of the parties to this Agreement.

         Section 2.13 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument. C ^ .^^

         Section 2.14 Headings. The titles and headings preceding the text of the paragraphs and other parts of this Agreement have been inserted solely for convenience of reference and do not constitute a part of this Agreement or affect its meaning, interpretation, or effect.

         Section 2.15 Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of Alabama, without respect to principles of conflicts of laws.



                           [Signature page to follow.]



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            [Signature page of Security and Subordination Agreement]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                                      DIGITAL FUSION. INC.



                                              By:. /s/ Roy E. Crippen, III
                                                 -------------------------------
                                              Name: Roy E. Crippen, III
                                                   -----------------------------
                                              Title: Chief Executive Officer
                                                    ----------------------------

                                                /s/ Michael W. Wicks
                                              ---------------------------------
                                              Michael W. Wicks



                                              FIRST  COMMERCIAL  BANK  OF
                                              HUNTSVILLE


                                              By:   /s/ Andy Kattos
                                                 -------------------------------
                                              Name:  Andy Kattos
                                                   -----------------------------
                                              Title:  Sr. Vice President
                                                    ----------------------------

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                                   EXHIBIT "A"

                                    CUSTOMERS


1. U.S. Army Research Development and Engineering Command, Research Development and Engineering Center, Redstone Arsenal, AL 35898 ~ Specific
Directorates: Systems Simulation, Advanced Sensors Guidance Electronics, Propulsion and Structures, Aviation Engineering Directorate, Engineering Directorate, Software Engineering Directorate, Advanced Systems Directorate, Advanced Technology Initiative

2.   PEO Tactical Missiles

3.   Boeings SVS

4.   Intergraph Corporation

5.   General Services Administration

6.   CAS, Inc.

7.   Computer Sciences Corporation (CSC)

8.   Aviation & Missile Solutions (AMS)



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